EXHIBIT 10.1

AMENDMENT NO. 2
TO
CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of February 27, 2008 (this “Amendment No. 2”), made by and among COLOR EDGE LLC (f/k/a MCEI, LLC), a Delaware limited liability company (“MCEI”), COLOR EDGE VISUAL LLC (f/k/a MCEV, LLC), a Delaware limited liability company (“MCEV”), and CRUSH CREATIVE LLC (f/k/a MCRU, LLC), a Delaware limited liability company (“MCRU”; each of MCEI, MCEV, and MCRU, referred to as a “Borrower” and, collectively, as the “Borrowers”), the Corporate Guarantors signatory hereto, and AMALGAMATED BANK, a New York banking corporation (the “Lender”).

This Amendment No. 2 amends that certain Credit Agreement, dated as of March 1, 2005, as amended by Amendment No. 1 thereto, dated as of August 8, 2005 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”) among the Borrowers, MERISEL, INC., a Delaware corporation (“Merisel”), MERISEL AMERICAS, INC., a Delaware corporation (“Merisel Americas”) and certain other affiliates of the Borrowers as guarantors (“Subsidiary Guarantors”; each of Merisel, Merisel Americas and the Subsidiary Guarantors, a “Corporate Guarantor” and, collectively, the “Corporate Guarantors”) and Lender.

WITNESSETH:

WHEREAS, capitalized terms not otherwise defined herein shall have the same meanings as specified in the Existing Credit Agreement;

WHEREAS, the Loan Parties have requested that Lender agree to amend the Existing Credit Agreement as more specifically set forth herein; and

WHEREAS, the Lender has indicated its willingness to agree to such amendment of the Existing Credit Agreement on the terms and subject to the satisfaction of the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE 1

AMENDING PROVISIONS

Section 1.1 Amendment. As of the Second Amendment Effective Date (as defined in Section 3 hereof):

(a) The definition of “Borrower” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

““Borrower”:  collectively, the Revolving Credit Borrowers and the Term Loan Borrowers.”

(b) The first sentence of the definition of “Borrowing Base” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof,: ““Borrowing Base”, at any time, 85% of the then Eligible Accounts”.

(c) The definition of “Eligible Inventory” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety, together with all references to such definition throughout the Loan Documents.

(d) The definition of “Loan Parties” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

““Loan Parties”: the Revolving Credit Borrower(s), the Term Loan Borrowers, Merisel, Merisel Americas, and each of their present and future Subsidiaries (except for Merisel Properties, Inc.) as Corporate Guarantors.”

(e) The definition of “Revolving Credit Commitment” in Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following immediately preceding the end thereof: “The aggregate amount of the Revolving Credit Commitment as of the Second Amendment Effective Date is $15,500,000.”

(f) The definition of “Revolving Credit Termination Date” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following: ““Revolving Credit Termination Date” means March 1, 2011.”

(g) The following definitions are added to Section 1.1 of the Existing Credit Agreement:

““Amendment No. 2” means that certain Amendment No. 2 to Credit Agreement by and among the Borrowers, Corporate Guarantors and Lender dated as of February 27, 2008.”

““Second Amendment Effective Date” means February 27, 2008.”

(h) Section 8.12 of the Existing Credit Agreement is hereby amended by deleting the title “Reserved” and inserting, in lieu thereof, the following:

“Control Agreements.

(a)           Subject to Sections 8.12(b) and (c) below, the Loan Parties shall grant and maintain at all times a perfected Lien in all of its “deposit accounts” and “security accounts” (as such terms are defined in the Uniform Commercial Code in effect in the State of New York) to the Lender.

(b)           The security interest contemplated by Section 8.12(a) shall not apply to (i) any “deposit account” exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Loan Parties’ employees or (ii) any “deposit account” used by any Loan Party in the ordinary course of business in which not more than $50,000 is held at any time; provided that the aggregate amount of funds maintained in all such deposit accounts under this clause (ii) shall not exceed $200,000 at any one time.

(b)           The Loan Parties shall within 30 days of the Second Amendment Effective Date, use commercially reasonable best efforts to deliver to the Lender, all control agreements that, in the reasonable judgment of the Lender, are required for the Loan Parties to comply with Section 8.12(a), each duly executed by, in addition to the applicable Loan Party, the applicable financial institution, each in form and substance reasonably satisfactory to the Lender.”

(i) The Debt Service Coverage ratio in Section 9.1 of the Existing Credit Agreement is hereby amended by deleting the ratio “1.10 to 1.0” in clause (b) thereof in its entirety and inserting, in lieu thereof, “1.30 to 1.0”.

(j) Clause (c) of Section 9.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following: “Permit Consolidated Tangible Net Worth on any date to be less than $20,000,000.

(k) Clause (d) of Section 9.1 of the Existing Credit Agreement is hereby deleted in its entirety.

(l) Section 11.2 of the Existing Credit Agreement is hereby amended by inserting the following immediately preceding the words “with a copy (which shall not constitute notice) to”:
COMP 24, LLC
c/o Merisel, Inc.
127 West 30th Street, 5th Floor,
New York, New York 10001
Attention:  Jon H. Peterson
Telephone:  (212) 502-6570
Facsimile: (212) 502-9497
Email:  jon.peterson@merisel.com

(m) Schedules 1.0, 1.1, 6.4, 6.6, 6.15, 6.16, 6.19, 7.1(r), 9.2, 9.3 and 9.4 to the Existing Credit Agreement are hereby amended or supplemented, as applicable, if an amendment or supplement to any such Schedule is attached to this Amendment No. 2 as Annex A, by including or substituting the items listed on such supplement to such Schedule in such Schedule.

(n) Exhibit A-1 to the Existing Credit Agreement, referred to in Section 5.4(e) of the Existing Credit Agreement, is hereby amended by deleting it in its entirety and inserting, in lieu thereof, Exhibit A-1 attached hereto.

(o) Exhibit H to the Existing Credit Agreement, referred to in the definition of “Borrowing Base Certificate” in Section 1.1 of the Existing Credit Agreement, is hereby amended by deleting it in its entirety and inserting, in lieu thereof, Exhibit H attached hereto.

ARTICLE 2

COVENANTS AND LIMITATIONS

Section 2.1 Certain Covenants and Limitations.  In consideration of the execution and delivery of this Amendment No. 2 by the Lender, the Loan Parties hereby agree as follows:

(a) Upfront Fee.  Borrowers shall pay to the Lender a non-refundable upfront fee in an amount equal to 0.50% of the Commitments as of the Second Amendment Effective Date (the “Upfront Fee”) on or before the Second Amendment Effective Date (as defined herein).  The failure to pay such fee on or before the Second Amendment Effective Date (x) shall be an Event of Default and (y) shall render each of the amendments set forth herein to be no longer of any force or effect.

(b) Costs and Expenses.  Borrowers shall pay all costs and expenses of Lender, including the fees associated with the accounts receivable audit review, and of its counsel, Nixon Peabody LLP, incurred in connection herewith or otherwise due and owing as of the date hereof pursuant to Section 11.5 of the Credit Agreement.

(c) Joinder.  By executing and delivering this Amendment No. 2, each Corporate Guarantor agrees to continue, extend or become, as applicable, and effective upon the Second Amendment Effective Date, shall continue, extend or become (i) a Corporate Guarantor under, and to be bound by, and to comply with, the terms and conditions of the Credit Agreement, and (ii) a Corporate Guarantor under and party to each other appropriate Loan Document, and to be bound by, and to comply with, the terms and conditions of such Loan Document.

ARTICLE 3

CONDITIONS

Section 3.1 Conditions Precedent to the Effectiveness of this Amendment No. 2.  This Amendment No. 2 shall become effective as of the date hereof (the “Second Amendment Effective Date”) provided that each of the following conditions precedent shall have been satisfied on or before such date:

(a) Amendment.  Lender has received counterparts of this Amendment No. 2 executed and delivered by an authorized officer of each of the Loan Parties and the Lender.

(b) Revolving Credit Note.  Lender shall have received an amendment and restatement of the then outstanding Revolving Credit Note, substantially in the form of Exhibit A-1 to this Amendment No. 2, reflecting the applicable amendments to the Credit Agreement set forth herein, in form and substance satisfactory to such Lender, executed by a duly authorized officer of each Revolving Credit Borrower (as defined in Section 1 hereof).

(c) Reaffirmation of Security Agreement, Pledge Agreement and Corporate Guarantee.  Lender shall have received a Reaffirmation and Confirmation Agreement (Security Documents) in form and substance satisfactory to Lender, executed by each party thereto.

(d) Filings, Registrations and Recordings.  Each Uniform Commercial Code financing statement required by the Security Documents or reasonably requested by the Lender to be filed, registered or recorded in order to create in favor of Lender, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 9.3 of the Credit Agreement), shall have been registered and recorded, as applicable.

(e) Secretary’s Certificates.  The Lender shall have received a certificate by (or on behalf of)  each Loan Party, dated the Second Amendment Effective Date, substantially in the form of Exhibit F to the Credit Agreement, with appropriate insertions and attachments (or representations that the insertions and attachments previously delivered have not be amended or otherwise modified since the date previously delivered to the Lender), satisfactory in form and substance to the Lender, executed by the President or any Vice President and the Secretary or any Assistant Secretary, manager and/or sole member of each Loan Party.

(f) Borrowing Base Certificate.  The Lender shall have received a Borrowing Base Certificate showing the Borrowing Base as of December 31, 2007, satisfactory in form and substance to the Lender, executed by the Chief Financial Officer of Merisel Americas, Inc., the sole shareholder of each Borrower.

(g) Organizational Proceedings of the Loan Parties.  The Lender shall have received a copy of the resolutions, in form and substance satisfactory to the Lender, of the board of directors, the managers or the consent of the sole member, as the case may be, of each Loan Party authorizing (i) the execution, delivery and performance of this Amendment No. 2 and the other documents related thereto to which it is a party, and (ii) the borrowings contemplated hereunder, certified by the Secretary or an Assistant Secretary (or sole member or managers, as applicable) of each Loan Party as of the Second Amendment Effective Date, which certification shall be included in the certificate delivered in respect of such Loan Party pursuant to Section 3.1(d) hereof, shall be in form and substance satisfactory to the Lender and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

(h) Good Standing Certificates.  The Lender shall have received certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of each Loan Party (i) in the jurisdiction of its organization and (ii) in the jurisdiction of its principal place of business.

(i) Fees.  The Lender shall have received the Upfront Fee.

(j) Legal Opinions.  The Lender shall have received the executed legal opinion of Rosner & Napierala LLP, counsel to the Loan Parties, in form and substance satisfactory to the Lender.  The legal opinion shall cover such other matters incident to the transactions contemplated by this Amendment No. 2 as the Lender may reasonably require.

(k) Lien Searches.  The Lender shall have received the results of a recent search by a Person satisfactory to the Lender, of the Uniform Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of the Loan Parties, and the results of such search shall be satisfactory to the Lender.

(l) Audit.  The Lender shall have received copies of an audit, in form and substance satisfactory to the Lender, of the accounts receivable of the Loan Parties prepared by representatives of Solutions for Management.

(m) Insurance.  The Lender shall have received evidence in form and substance satisfactory to it that all of the requirements of Section 8.5 of the Credit Agreement and Section 5(m) of the Security Agreement are satisfied.

(n) Representations and Warranties.  The representations and warranties contained in Section 4 of this Amendment No. 2 shall be true and correct in all material respects on and as of the Second Amendment Effective Date, as though made on and as of such date (except for any such representation and warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such earlier date); and each Loan Party hereby restates each of the representations and warranties set forth in the Existing Credit Agreement, as amended by this Amendment No. 2 (including without limitation the Schedules delivered therein), and represents and warrants to Lender that such representations and warranties as so amended are true and correct on and as of the date hereof in all material respects and with the same effect as if made on the date hereof (except for any such representation and warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such earlier date).  Each Loan Party further hereby agrees that all representations and warranties made herein shall be deemed to be part of the Existing Credit Agreement for all purposes.

(o) No Default or Event of Default.  No Default or Event of Default shall have occurred and be continuing or shall occur after giving effect to this Amendment No. 2.

ARTICLE 4

MISCELLANEOUS

Section 4.1 Reference to and Effect on the Loan Documents.  As of the Second Amendment Effective Date, any reference in any Loan Document to the Existing Credit Agreement shall be to the Existing Credit Agreement, as amended hereby and any references in any Loan Document to the Borrowers, the Loan Parties or the Corporate Guarantors shall be to the Borrowers, Loan Parties or Corporate Guarantors, as the case may be, as amended hereby.  The execution, delivery and effectiveness of this Amendment No. 2 shall not operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 4.2 Integration.  This Amendment No. 2 represents the agreement of the Borrowers and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lender relative to subject matter hereof not expressly set forth or referred to herein.

Section 4.3 No Third Party Beneficiaries.  This Amendment No. 2 shall be binding upon and inure to the benefit of the Loan Parties and the Lender and their respective successors and assigns.  No Person other than the parties hereto shall have any rights hereunder or be entitled to rely on this Amendment No. 2, and all third-party beneficiary rights are hereby expressly disclaimed.

Section 4.4 Execution in Counterparts. This Amendment No. 2 may be executed by one or more of the parties to this Amendment No. 2 on any number of separate counterparts (including by facsimile transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 4.5 Governing Law.  THIS AMENDMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

CRUSH CREATIVE, LLC

f/k/a MCRU, LLC

By: MERISEL AMERICAS, INC., as Sole Member

By: /s/ Jon H. Peterson
Name: Jon H. Peterson
Title: Chief Financial Officer

COLOR EDGE, LLC

f/k/a MCEI, LLC

By: MERISEL AMERICAS, INC., as Sole Member

By: /s/ Jon H. Peterson
Name: Jon H. Peterson
Title: Chief Financial Officer

COLOR EDGE VISUAL, LLC

f/k/a MCEV, LLC

By: MERISEL AMERICAS, INC., as Sole Member

By: /s/Jon H. Peterson
Name: Jon H. Peterson
Title: Chief Financial Officer

CORPORATE GUARANTORS:

MERISEL, INC.

By: /s/Jon H. Peterson
Name: Jon H. Peterson
Title: Chief Financial Officer

MERISEL AMERICAS, INC.

By: /s/Jon H. Peterson
Name: Jon H. Peterson
Title: Chief Financial Officer

COMP 24, LLC (f/k/a MC24, LLC)
FUEL DIGITAL, LLC
DENNIS CURTIN STUDIOS, LLC
MADP, LLC

By: MERISEL AMERICAS, INC., as Sole Member of each of the above-named entities

By: /s/Jon H. Peterson
Name: Jon H. Peterson
Title: Chief Financial Officer

ADVERTISING PROPS, INC.

By: MADP LLC, as Sole Shareholder

By: /s/Jon H. Peterson
Name: Jon H. Peterson
Title: Manager

LENDER:

AMALGAMATED BANK

By: /s/George N. Jarvis
Name: George N. Jarvis
Title: Executive Vice President